UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 25, 2006

ATMEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2325 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)
(408) 441-0311
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On July 25, 2006, Atmel Corporation issued a press release announcing that it would be postponing its earnings release for the second quarter of 2006 and that the Audit Committee of the Company’s Board of Directors has initiated an independent investigation regarding the timing of past stock option grants and other potentially related issues. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of July 25, 2006, entitled “Atmel Postpones Second Quarter Earnings Release”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atmel Corporation (Registrant)
Date: July 25, 2006	By:	/s/ Robert Avery
Robert Avery
Vice President Finance & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated as of July 25, 2006, entitled “Atmel Postpones Second Quarter Earnings Release”.